UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 03, 2025

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On October 3, 2025, ExchangeRight Income Fund Operating Partnership, LP, as borrower (the “Borrower”), ExchangeRight Income Fund, doing business as ExchangeRight Essential Income REIT (the “Company”), and the other loan parties party thereto, entered into the Fourth Incremental Revolving Commitment Assumption Agreement (the “Fourth Incremental Commitment Agreement”) with Wells Fargo Bank, National Association, as administrative agent (“Wells Fargo” or the “Administrative Agent”), and Synovus Bank., as an additional lender (the “Additional Lender”), pursuant to which the Additional Lender committed to make an incremental revolving commitment in the amount of $35,000,000 under the Credit Agreement (the “Credit Agreement”) dated as of May 30, 2024 between the Borrower, the Company, the Administrative Agent and the lenders from time to time party thereto. The $35,000,000 revolving commitment by the Additional Lender is subject to the terms and conditions of the Fourth Incremental Commitment Agreement and was made in accordance with a request by the Borrower for an increase in the revolving commitments under the Credit Agreement pursuant to Section 2.17 thereof. The additional commitment increases the borrowing capacity under the Credit Agreement’s revolving credit facility from a maximum of $150,000,000 to a maximum of $185,000,000. The incremental revolving commitment made by the Additional Lender is governed by the terms of the Credit Agreement. No other amendments to the Credit Agreement were made pursuant to the Fourth Incremental Commitment Agreement.

In connection with the Fourth Incremental Commitment Agreement, the Borrower executed a Revolving Note payable to the order of the Additional Lender with an original principal amount of up to $35,000,000 (the “Revolving Note”).

The foregoing descriptions of the Fourth Incremental Commitment Agreement and Revolving Note are summaries and qualified in their entirety by reference to the full text of the Fourth Incremental Commitment Agreement and Revolving Note, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.5, respectively, and are incorporated by reference herein. In addition, the full text of the Credit Agreement, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on June 3, 2024, the full text of the Amended and Restated Revolving Note, which was attached as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company on May 1, 2025, the full text of the Amended and Restated Revolving Note, which was attached as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company on July 10, 2025, the full text of the Incremental Revolving Commitment Assumption Agreement, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on July 25, 2024, the full text of the Second Incremental Revolving Commitment Assumption Agreement and First Amendment to Credit Agreement, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on May 1, 2025, and the full text of the Third Incremental Revolving Commitment Assumption Agreement and First Amendment to Credit Agreement, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 10, 2025 are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than historical facts may be considered “forward-looking statements,” and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future” and words of similar import, or the negative thereof. Forward-looking statements in this report include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, our strategic plans and objectives, and other matters. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Any such forward-looking statements are subject to unknown risks, uncertainties and other factors, which in some cases are beyond the Company’s control and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide distributions to shareholders and maintain the value of our real estate properties, may be significantly hindered.

Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: risks inherent in the real estate business, including tenant defaults, illiquidity of real estate investments, potential liability relating to environmental matters and potential damages from natural disasters; general business and economic conditions; the accuracy of our assessment that certain businesses are e-commerce resistant and recession-resilient; the accuracy of the tools we use to determine the creditworthiness of our tenants; concentration of our business within certain tenant categories; ability to renew leases, lease vacant space or re-lease space as existing leases expire; our ability to successfully execute our acquisition strategies; the degree and nature of our competition; inflation and interest rate fluctuations; failure, weakness, interruption or breach in security of our information systems; our failure to generate sufficient cash flows to service our outstanding indebtedness; continued volatility and uncertainty in the credit markets and broader financial markets; our ability to maintain our qualification as a real estate investment trust (“REIT”) for federal income tax purposes; our limited operating history as a REIT, which may adversely affect our ability to make distributions to our shareholders; changes in, or the failure or inability to comply with, applicable laws or regulations; and future sales or issuances of our Common Shares or other securities convertible into our Common Shares, or the perception thereof, could cause the value of our Common Shares to decline and could result in dilution.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Fourth Incremental Revolving Commitment Assumption Agreement to Credit Agreement dated October 3, 2025 by and among ExchangeRight Income Fund Operating Partnership, LP, ExchangeRight Income Fund, d/b/a ExchangeRight Essential Income REIT, the other Loan Parties named therein, Wells Fargo Bank, National Association, as Administrative Agent, and the Additional Lender named therein.

10.2

Third Incremental Revolving Commitment Assumption Agreement and First Amendment to Credit Agreement dated July 7, 2025 by and among ExchangeRight Income Fund Operating Partnership, LP, ExchangeRight Income Fund, d/b/a ExchangeRight Essential Income REIT, the other Loan Parties named therein, Wells Fargo Bank, National Association, as Administrative Agent, and the Additional Lender named therein. (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-56543), filed by the Company on July 10, 2025).

10.3

Second Incremental Revolving Commitment Assumption Agreement and First Amendment to Credit Agreement dated April 30, 2025 by and among ExchangeRight Income Fund Operating Partnership, LP, ExchangeRight Income Fund, d/b/a ExchangeRight Essential Income REIT, the other Loan Parties named therein, Wells Fargo Bank, National Association, as Administrative Agent, and the Increasing Lender named therein (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-56543), filed by the Company on May 1, 2025).

10.4

Incremental Revolving Commitment Assumption Agreement dated July 23, 2024 by and among ExchangeRight Income Fund Operating Partnership, LP, ExchangeRight Income Fund, d/b/a ExchangeRight Essential Income REIT, the other Loan Parties named therein, Wells Fargo Bank, National Association, as Administrative Agent, and the Increasing Lender named therein (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-56543), filed by the Company on July 25, 2024).

10.5	Revolving Note dated October 3, 2025 by ExchangeRight Income Fund Operating Partnership, LP in favor of Synovus Bank.
10.6

Revolving Note dated July 7, 2025 by ExchangeRight Income Fund Operating Partnership, LP in favor of Renasant Bank. (incorporated herein by reference to Exhibit 10.4 to Form 8-K (No. 000-56543), filed by the Company on July 10, 2025).

10.7

Amended and Restated Revolving Note dated April 30, 2025 by ExchangeRight Income Fund Operating Partnership, LP in favor of Fifth Third Bank, National Association (incorporated herein by reference to Exhibit 10.3 to Form 8-K (No. 000-56543), filed by the Company on May 1, 2025).

10.8

Credit Agreement dated as of May 30, 2024 by and among ExchangeRight Income Fund Operating Partnership, LP, as borrower, ExchangeRight Income Fund, d/b/a ExchangeRight Essential Income REIT, as Parent, the financial institutions party thereto and their assignees, as Lenders, Wells Fargo Bank, National Association, as Administrative Agent, and Wells Fargo Securities, LLC, as sole Lead Arranger (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-56543), filed by the Company on June 3, 2024).

104*	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* The above exhibits are being furnished with this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	October 3, 2025	By:	/s/ David Fisher
David Fisher Executive Managing Principal